UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 1, 2015

SILVER HILL MINES, INC.

(Exact Name of registrant as specified in its Charter)

Nevada	000-53236	91-1257351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Rockefeller Plaza, 10th Floor, New York, NY	10020
(Address of principal executive offices)	(Zip Code)

(212) 935-8400

(Registrant’s telephone number, including area code)

 (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

      240-14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

       240-13e-4(c))

Item 8.01 - Other Events

As reported on Form 8-K on May 27, 2015, Silver Hill Mines Inc. acquired the assets of Cantio from ISME Institute for Sport, Medicine, & Nutrition on May, 16, 2015. During the past several months we have been researching and analyzing the best way to bring the products to the market. We have decided to start with IQPLUS, followed by 41C & 55BP; we will repackage IQPLUS, and rebrand 41C & 55BP.  To this end we are now in the market to raise capital and are negotiating terms of engagement with an investment bank to fund development and marketing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2015

SILVER HILL MINES, INC.

/s/ George Clair

______________________________

By:  George Clair

Title:  President